Borrowings (Tables)	6 Months Ended
Jun. 30, 2022
Borrowings
Schedule of borrowings

Borrowings are summarized as follows (in thousands):

	June 30,	December 31,
	2022	2021
Loan from lessor	$1,015	$1,170
EIB Loan	6,442	—
Total Borrowings	7,457	1,170
Less: Borrowings, current portion	(119)	(126)
Total Borrowings, net of current portion	$7,338	$1,044